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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K/A

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 8, 1998
                                                  ------------------------------

                       QUICKTURN DESIGN SYSTEMS, INC.
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           (Exact name of registrant as specified in its charter)

   Delaware                        0-22738                      77-0159619
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 (State or other                 (Commission                  (IRS Employer
 jurisdiction of                 File Number)             Identification Number)
  incorporation)

                55 W. TRIMBLE ROAD SAN JOSE, CA                   95131
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            (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (408) 914-6000
                                                    ----------------------

                                     N/A
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        (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS..
          -------------

     On January 4, 1999, Quickturn Design Systems, Inc. ("Quickturn") and Cadence Design Systems, Inc. ("Cadence") amended their Agreement and Plan of Merger (the "Merger Agreement") dated as of December 8, 1998, as amended on December 16, 1998, to reflect an increase in the value of the shares of common stock of Cadence to be received in connection with the merger by holders of common stock of Quickturn to $15.00 per share of Quickturn common stock.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------


     (c)  Exhibits
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          2.1  Amendment No. 2 dated as of January 4, 1999 to Agreement and
               Plan of Merger, dated as of December 8, 1998, by and among the Registrant, CDSI Acquisition, Inc. and Quickturn Design Systems, Inc.

                                      -2-
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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    January 6,1999                QUICKTURN DESIGN SYSTEMS, INC.


                                        /s/ RAYMOND K. OSTBY
                                        ----------------------------------------
                                        Raymond K. Ostby
                                        Vice President, Finance and
                                         Administration, Chief Financial
                                         Officer and Secretary

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------


  Exhibit
  Number                        Description of Document
  ------                        -----------------------


   2.1 Amendment No. 2 dated as of January 4, 1999 to Agreement and Plan of Merger, dated as of December 8, 1998, by and among the Registrant, CDSI Acquisition, Inc. and Quickturn Design Systems, Inc.